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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 17, 2004

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


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
                 New York                                  0-20539                          16-6036816
----------------------------------------------    ------------------------    ------------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)
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    90 Linden Oaks, P.O. Box 30682, Rochester, New York      14603-0682
    ---------------------------------------------------      ----------
          (Address of Principal Executive Offices)           (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------


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Item 12.  Results of Operations and Financial Condition

The registrant's press release dated May 17, 2004, which reports its financial results for the third quarter ended March 27, 2004, is furnished as Exhibit 99.1 to this Report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PRO-FAC COOPERATIVE, INC.



Date:    May 17, 2004                     By: /s/ Stephen R. Wright
         ------------                         ----------------------------------
                                              Stephen R. Wright, General Manager
                                                and Secretary
                                              (Principal Executive Officer and
                                                Principal Financial Officer)



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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
   99.1           Press release issued May 17, 2004.



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